                                 SCHEDULE 14A
                                (Rule 14a-101)


                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934



Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to I 240.14a-II(c) or i 240.14a-12

[_]  Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))


                           EZCONY INTERAMERICA INC.

               (Name of Registrant as Specified In Its Charter)

                                      N/A

   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined)

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                           EZCONY INTERAMERICA INC.
                              CRAIGMUIR CHAMBERS
                                  P.O. BOX 71
                              ROAD TOWN, TORTOLA
                            BRITISH VIRGIN ISLANDS

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                AUGUST 27, 2001


To the Shareholders of
Ezcony Interamerica Inc.:

The Annual Meeting of the Shareholders of Ezcony Interamerica Inc. (the "Company") will be held at the offices of Adorno & Zeder, P.A., Suite 1600, 2601 South Bayshore Drive, Miami, Florida, on Monday, August 27, 2001 at 2:00 p.m. local time for the following purposes:

1. To elect a board of four (4) directors to serve until the Annual Meeting of Shareholders to be held in 2002.

2.  To ratify the appointment of McClain & Company, LC as independent auditors.

3. Transacting such other business as may properly come before the meeting and any adjournments thereof.

This Annual Meeting is a General Meeting of the Company in accordance with its Articles of Association, and Members of the Company as defined in such Articles of Association are designated as "shareholders" in this Notice and in the accompanying Proxy Statement.

Shareholders of record at the close of business on June 26, 2001, will be entitled to have notice of and vote at the Annual Meeting.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.


                                              By Order of the Board of Directors


                                              /s/ EZRA COHEN
                                              ----------------------------------
                                              Ezra Cohen
                                              President
July 10, 2001

                           EZCONY INTERAMERICA INC.
                              CRAIGMUIR CHAMBERS
                                  P.O. BOX 71
                              ROAD TOWN, TORTOLA
                            BRITISH VIRGIN ISLANDS


                                ---------------
                                PROXY STATEMENT
                                ---------------

                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD AUGUST 27, 2001

                            SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Ezcony Interamerica Inc. (the "Company") for use at the Annual Meeting of the Company's Shareholders to be held at the offices of Adorno & Zeder, P.A., 2601 South Bayshore Drive, Suite 1600, Miami, Florida, on Monday, August 27, 2001, at 2:00 p.m. local time and at any adjournments or postponements thereof. Whether or not you expect to attend the Annual Meeting in person, please return your executed proxy in the enclosed pre-addressed envelope and the shares represented thereby will be voted in accordance with your wishes. A quorum for the Annual Meeting will exist if not less than 50% of the issued and outstanding Common Shares of the Company are present at the Annual Meeting in person or by proxy. The first mailing of the Company's proxy materials to shareholders occurred on or about July 10, 2001. The costs of proxy solicitation will be borne by the Company.

                             REVOCABILITY OF PROXY

  If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the President of the Company in writing, provided that your notice of revocation is actually received by the President prior to the voting of the proxy.

                                  RECORD DATE

  Shareholders of record at the close of business June 26, 2001, will be entitled to vote at the Annual Meeting.

                        ACTIONS TO BE TAKEN UNDER PROXY

     Unless otherwise directed by the giver of the proxy, the person named in the enclosed form of proxy, Ezra Cohen, will vote:

 (1) FOR the election of the four (4) persons named herein as nominees for directors of the Company to hold office until the Annual Meeting of the Company's shareholders next ensuing after their election and until their successors have been duly elected and qualified or their earlier resignation or removal;

 (2) FOR the ratification of the appointment of McCLain & Company, LC as the Company's independent auditors for the year ending December 31, 2001; and

 (3) According to their judgement on the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Should any nominee herein for election as director become unavailable to serve for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors unless the Board decides to reduce the number of directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

On June 26, 2001, there were 4,510,000 Common Shares, no par value, outstanding, which amount includes 321,220 Treasury Shares. Each share is entitled to one vote.

The following table sets forth information, as of June 26, 2001, regarding all persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Shares.



              Name                             Number of Shares                Percent of Class
-----------------------------------  ---------------------------------  ----------------------------

Moises Ezra Cohen                                 1,838,110/(1)/                      40.62%
Ave. Manuel Dominador Bazan,
Edif. C9, Local #15
Zona Libre de Colon
Colon, Republic of Panama

Moises Homsany                                      854,900                           18.94%
Ave. Manuel Dominador Bazan,
Edif. C9, Local #15
Zona Libre de Colon
Colon, Republic of Panama

Ezra Cohen                                          275,846/(2)/                       5.87%
7620 NW 25 Street
Unit 5
Miami, Florida 33122

________________________________
/(1)/     Includes options to purchase 15,000 shares.
/(2)/     Includes options to purchase 192,140 shares

Other than as set forth above, to the best of knowledge of the Board of Directors, no person owns more than 5% of the outstanding Common Shares of the Company.

                       SECURITY OWNERSHIP OF MANAGEMENT


The following table sets forth, as of June 26, 2001, the beneficial ownership of Common Shares by all current directors of the Company, all persons nominated to become directors, all executive officers named in the "Executive Compensation" section of this Proxy Statement, and by all directors and executive officers as a group.


NAME                                         NUMBER OF SHARES                PERCENT OF CLASS
------------------------------------  -------------------------------   ----------------------------
Ezra Cohen                                                 275,846/(1)/               5.87%
Moises Ezra Cohen                                        1,838,110/(2)/              40.62%
Leonard J. Sokolow                                          40,000/(3)/                 *

All current directors and executive
   officers as a group (4 persons)                       2,153,956/(4)/              45.28%

______________________________
*   Less than 1%
(1) Includes options to purchase 192,140 shares.
(2) Includes options to purchase 15,000 shares.
(3) Includes options to purchase 40,000 shares.
(4) Includes options to purchase 247,140 shares.

                             ELECTION OF DIRECTORS
                                   (ITEM 1)

     The Company's Articles of Association currently provide for up to ten directors, each of whom is elected annually. The Board of Directors has nominated four (4) persons to serve as directors. The following table shows each nominee's present position with the Company, the year in which he/she first was elected a director (each serving continuously since first elected) and his/her age. The four (4) nominees receiving the highest number of affirmative votes of the Common Shares voted at the Annual Meeting will be elected directors.


                                                                                        Director
Name                      Age      Position(s) With Company                              Since
----------------------    ---      -------------------------------------------        -----------
Ezra Cohen                 39      Chairman, President and Chief Executive Officer        1992
Moises Ezra Cohen          72      Director                                               1990
Carlos N. Galvez           55      Director and Chief Financial Officer                   1999
Leonard J. Sokolow         43      Director                                               1995


     Non-employee directors receive fees of $500 per month plus $250 for attendance at each Board and committee meeting. In addition they receive each year options for 5,000 Common Shares exercisable at the closing price on the date awarded.

     Certain biographical information concerning the Directors and Executive Officers of the Company as of June 26, 2001 is set forth below. Such information was furnished by them to the Company.

EZRA COHEN

     Ezra Cohen has been President and Chief Executive Officer of the Company since January 1992. He became Chairman of the Company on April 30, 1996. Mr. Cohen has also been a director and President of Ezcony International Corporation, a subsidiary of the Company, since March 1988. Mr. Cohen was a director and President of Ezcony Trading Corporation, another subsidiary of the Company, from 1982 until March 1988. Mr. Cohen again became President of Ezcony Trading Corporation on April 30, 1996.

MOISES EZRA COHEN

     Moises Ezra Cohen has been a director of the Company since 1990. Mr. Cohen was Chairman of the Board of the Company from January 1992 until April 30, 1996, and President of Ezcony Trading Corporation from March 1988 until April 30, 1996. Prior to December 1989, Mr. Cohen was owner and President of Novedades Toby, a group of consumer retail stores in Panama City, Republic of Panama.

CARLOS N. GALVEZ

     Carlos N. Galvez has been a director since 1999 and Chief Financial Officer of the Company since December 1998. Mr. Galvez served as Vice President of Finance and Administration of Atlantic Time, S.A., a Nevada corporation and subsidiary of Seiko Corporation of America in Mahwah, NJ. Mr. Galvez was responsible for marketing throughout Latin America from 1978 to 1995. Mr. Galvez joined Ezcony Trading Corporation as Finance Manager in September, 1996 and remains in that post today.

LEONARD J. SOKOLOW

     Leonard J. Sokolow has been a director of the Company since 1995. Mr. Sokolow has served as President of Union Atlantic, L C, a privately-held consulting and merchant banking group, since September 1996, and Chairman of the Board and President of The Americas Growth Fund, Inc., an investment company, from August 1994 until December 1998. Since August 1993, Mr. Sokolow has been President and Chief Executive Officer of Genesis Partners, Inc., a privately-held corporation that provides domestic and international investment banking and financial advisory services. From May 1988 to July 1993, Mr. Sokolow was employed by Windmere-Durable Holdings, Inc., a public company engaged in the manufacture and distribution of personal care products and small household appliances, most recently as its Executive Vice President of Operations, Administration and Finance and General Counsel. Mr. Sokolow is a director of Catalina Lighting Inc., a public company engaged in the import and distribution of commercial and residential electrical lighting.

     The Company's directors hold office until the next Annual Meeting of shareholders or until their successors have been duly elected and qualified or their earlier resignation or removal.

                 Information Concerning the Board of Directors

     During 2000, the Board of Directors held four meetings. Each director attended at least 75% of the combined number of meetings of the Board and any committee of which he was a member.

     The Company has an Audit Committee of the Board of Directors of which Leonard J. Sokolow is the Chairman. The Audit Committee performs the following functions: review of financial statements, communication with independent accountants, review of the Company's internal accounting controls and recommendations to the Board of Directors as to selection of independent auditors. The Audit Committee did not have any meetings during the 2000 Fiscal Year.

     The Company has a Compensation Committee of the Board of Directors, of which Leonard J. Sokolow is the only member. The duties of the Compensation Committee are as follows: to review and recommend to the Board of Directors the annual salary, bonus and other benefits of all executive officers of the Company and to review and submit to the Board of Directors recommendations concerning compensation, stock plans, and other benefits to Company executives and expense account policies.

     The Company has no standing nominating committee or other committee performing a similar function.

                       COMPENSATION COMMITTEE INTERLOCKS
              AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     No member of the Board's Compensation Committee, is now or has been an employee of the Company or any of its subsidiaries or has any relationship disclosed under "Certain Transactions" below.

                            EXECUTIVE COMPENSATION

Compensation of Directors and Executive Officers

     The following table shows the aggregate compensation paid or earned by the Company's Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose salary and bonus compensation exceeded $100,000 for services rendered in all capacities during the year ended December 31, 2000.

                          SUMMARY COMPENSATION TABLE
                          --------------------------

                                                                                           Long-term
                                                                                         Compensation
                                               Annual Compensation                           Awards
                            ------------------------------------------------------    -----------------
                                                                                           Securities
                                                                       Other Annual        Underlying       All Other
Name and Principal Position    Year         Salary         Bonus       Compensation          Options       Compensation
---------------------------    ----         ------         -----       ------------          -------       ------------
Ezra Cohen                     2000        $200,000       $50,000            0                  0           $28,600/(1)/
Chief Executive Officer        1999        $157,500       $     0            0                  0           $12,420/(1)/
and President                  1998        $310,000       $     0            0                  0           $50,252/(2)/

_______________________

/(1)/ Premiums on life insurance paid by the Company.
/(2)/ Includes $30,000 in return for personally guaranteeing bank loans and life and health insurance.


             SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who beneficially own more than 10% of the Company's Common Shares, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater that 10% beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company and representations that no other reports were required, the Company believes that for 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

            Compensation Committee Report on Executive Compensation

     Under rules established by the SEC, the Company is required to provide a report explaining the rationale and considerations that led to fundamental compensation decisions affecting the Company's executive officers during the past fiscal year. The report of the Compensation Committee is set forth below.

     The Compensation Committee, which is composed of the Company's only outside director, has determined that compensation for executive officers should be linked to Company performance and, to a lesser extent, recognize an individual's contribution to a business unit and personal performance for the long-term success of the Company.

     In 1997, with the assistance of an outside consulting firm, the Compensation Committee developed a Strategic Compensation Program (the "Program") which established a performance management process linked to the Company's Strategic Plan. The Program is applicable to compensation policies for all executive officers, and there is no differentiation in application among the executive officers named in the compensation table.

     The 2000 compensation of the executive officers was established in April, 1998 under the Program, and comprised of a base salary, bonus payout computed on achievement of objective goals and the grant of stock options pursuant to the Company's stock option plan.

     The Compensation Committee determined the base salary based upon a number of factors. The most important factor in determining base salary was market comparison of similarly-situated officers in similarly-situated companies based on research and information supplied by the outside consulting firm to the Compensation Committee. Other factors that the Compensation Committee evaluated were the individual officer's contribution to the Company since its inception, as well as the officer's level of base salary in prior years, responsibilities and importance to the Company and accomplishments in relation to objective goals.

     While the Compensation Committee reviews each executive officer's performance against objective goals and in light of similarly-situated officers in similarly-situated companies, the review and analysis is somewhat subjective. Also, in connection with these reviews the Compensation Committee and the outside consulting firm considered the input of the Chief Executive Officer as to the performance of each of the other executive officers.

                        INFORMATION AS TO STOCK OPTIONS

     The Company also maintains the 1992 Stock Option Plan (the "Plan"), which is intended to improve the Company's financial performance by providing long-term incentives to the Company's executive officers. The Company did not grant any stock options under the Plan in 2000.

                 AGGREGATED FISCAL YEAR END OPTION VALUE TABLE

     The following table sets forth certain information concerning (i) options exercised during 2000 by the Named Executive Officers and (ii) the number and value of unexercised stock options held by the Named Executive Officers as of December 31, 2000, assuming a value per share of Common Stock of $0.2812 (the closing sales price for the Common Shares as reported by the NASDAQ National Market). All options are currently exercisable.


                                                                       Number of Shares              Value of
                           Number of Shares                               Underlying               In-The-Money
                             Acquired on                             Unexercised Options       Unexercised Options
         Name                  Exercise          Value Realized      At December 31, 2000      At December 31, 2000
         ----                  --------          --------------      --------------------      --------------------
Ezra Cohen                  0                    $0                         192,140                      $0

                               PERFORMANCE GRAPH

     The following graph compares the year-end total return of the Company's Common Shares with the NASDAQ Stock Market Index and the Ibbotson Small Company Index from the close on December 31, 1996 to December 31, 2000, assuming a hypothetical initial value of $100. The Company has chosen to use the Ibbotson Small Company Index because its business profile does not fit into any published industry or line-of-business index. Moreover, the Company, which is a wholesale distributor of consumer electronics in Latin America, does not have a peer group of publicly traded companies. There are a number of companies that are wholesale distributors of computers and computer products in the United States, however, the Company believes that these companies are not comparable to the Company and do not form a peer group. The Ibbotson Small Company Index is a market value weighted index of the ninth and tenth decile market capitalization New York Stock Exchange stocks plus stocks listed on the American Stock Exchange and traded over-the-counter with the same or less capitalization as the upper bound of the New York Stock Exchange's ninth decile.


                             12/95    12/96    12/97    12/98    12/99    12/00
                             -----    -----    -----    -----    -----    -----

Ezcony Interamerica, Inc.   $100.00  $145.00  $160.00  $ 12.50  $  8.80  $ 22.48
NASDAQ Stock Market (U.S.)  $100.00  $123.03  $150.68  $212.47  $394.84  $237.36
Ibbotson Small Company      $100.00  $117.62  $144.41  $133.86  $173.73  $167.49

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                   (ITEM 2)

     The Board of Directors of the Company, upon the recommendation of the Audit Committee, has appointed the firm of McClain & Company, LC to serve as independent auditors of the Company for the fiscal year ending December 31, 2001 subject to ratification of this appointment by the shareholders of the Company.

                     FUTURE PROPOSALS OF SECURITY HOLDERS

     Any shareholder who intends to submit a proposal for consideration at the 2002 Annual Meeting of Shareholders pursuant to the applicable rules of the Securities and Exchange Commission must send the proposal to reach the Company's President by December 14, 2001. All proposals should be addressed to the President.

                                OTHER BUSINESS

     The Board of Directors knows of no business to be brought before the Annual Meeting other than as set above. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the solicited proxy to vote such proxy thereon in accordance with their judgement.

                                 MISCELLANEOUS

     The Company will bear the cost of the solicitation of proxies on behalf of the Company. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting materials to their principals and will reimburse them for their reasonable out-of-pocket expenses.


                                    By Order of the Board of Directors


                                    /S/ EZRA COHEN
                                    -----------------------------------------
                                    Ezra Cohen
                                    President


Road Town, Tortola
British Virgin Islands
July 10, 2001

                           EZCONY INTERAMERICA INC.
                              CRAIGMUIR CHAMBERS
                                  P.O.BOX 71
                              ROAD TOWN, TORTOLA
                            BRITISH VIRGIN ISLANDS

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
       THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 2001

     The undersigned hereby appoints Ezra Cohen as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side, all the Common Shares of Ezcony Interamerica Inc. held of record by the undersigned on June 26, 2001 at the Annual Meeting of Shareholders to be held August 27, 2001 or any adjournment or postponement thereof.


                               (SEE OTHER SIDE)

                             FOLD AND DETACH HERE

1.     ELECTION OF DIRECTORS

FOR all nominees              WITHHOLD
(except as marked to the      AUTHORITY to vote for
contrary)                     all nominees listed
           [_]                           [_]


        (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)


Ezra Cohen, Moises Ezra Cohen, Carlos N. Galvez, Leonard J. Sokolow


2. To ratify the appointment of McClain & Company, LC as the Company's independent auditors for the year ending December 31, 2001.


                     FOR            AGAINST        ABSTAIN
                     [_]              [_]            [_]

3. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE DIRECTORS LISTED.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, personal representative, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature

Signature if held jointly

DATED: _______________________________, 2001

PLEASE MARK, SIGN, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

                             FOLD AND DETACH HERE